================================================================================
                                       The
                                  Southeastern
                                     Thrift
                                    and Bank
                                   Fund, Inc.
                                  ANNUAL REPORT

                                December 31, 1997

================================================================================

                                    DIRECTORS
                               FRANKLIN C. GOLDEN
                               ROBERT G. FREEDMAN
                               FRED G. STEINGRABER
                                DONALD R. TOMLIN
                                H. HALL WARE III

                                    OFFICERS
                               FRANKLIN C. GOLDEN
                                    President
                                 JAMES B. LITTLE
                                    Treasurer
                                JAMES K. SCHMIDT
                                 Vice President
                                 RENALDO PASCUAL
                                    Secretary

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                           CUSTODIAN, TRANSFER AGENT,
                          DISTRIBUTION DISBURSING AGENT
                                  AND REGISTRAR
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                  LEGAL COUNSEL
                            KILPATRICK & STOCKTON LLP
                              1100 PEACHTREE STREET
                           ATLANTA, GEORGIA 30349-4530

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                                125 SUMMER STREET
                        BOSTON, MASSACHUSETTS 02110-1617

                           LISTED: NASDAQ SYMBOL: STBF
                         JOHN HANCOCK CLOSED-END FUNDS:
                                 1-800-843-0090

 ===============================PRESIDENT'S MESSAGE=============================

DEAR FELLOW SHAREHOLDERS:

The stock market broke another record in 1997, producing over 20% returns for an unheard-of third straight year. Financial stocks, including banks, were among the market's leaders, reflecting the ideal environment of moderate growth, mostly stable interest rates and benign inflation. We are pleased to report that The Southeastern Thrift and Bank Fund, Inc. prospered during the year, posting a total return at net asset value of 64.84%. This result was well in excess of both the broader stock market and the financial sector.

      As portfolio manager Jim Schmidt discusses on the following pages, all signs (economic, regulatory and industry-specific) remain favorable for bank stocks. We continue to hold this belief even after factoring in the financial tumult in Asia with its potential to keep markets more volatile and temper growth. We are also reassured by having John Hancock's seasoned financial team at the Fund's management helm. They have guided the Fund with a steady hand since 1991. The results, as long-term shareholders know, have been exceptional, with returns at net asset value of more than 30% annually for the last five years. We are very appreciative of their hard work and remain confident in their ability to effectively handle any challenges that may lie ahead.

      At the end of 1997, the Board of Directors decided to retain the Fund's net long-term capital gains in excess of capital losses for the year ended December 31, 1997. The Fund pays capital gains taxes on these long-term net capital gains. As it has for the last several years, the Board made its decision based on its belief that the Fund continues to have the ability to earn outstanding returns on this reinvested capital.

      In August 1997, the Board of Directors of The Southeastern Thrift and Bank Fund, Inc. (STBF), accepted the resignation of Dr. Victor L. Andrews as Director of the Fund. Dr. Andrews resigned in order to concentrate on his other interests. The Directors are grateful to Dr. Andrews for his many years of service to the Fund's shareholders.

Very truly yours,

/s/ Franklin C. Golden
FRANKLIN C. GOLDEN, PRESIDENT OF THE SOUTHEASTERN THRIFT AND BANK FUND, INC.

[A 1 1/4" x 1" photo of Franklin C. Golden, President of the Southeastern Thrift and Bank Fund, flush right, next to second paragraph.]

================================================================================

                   BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGER

                   The Southeastern Thrift and Bank Fund, Inc.

                         Stock market advances strongly;
                        bank stocks are among the leaders

The last 12 months were rewarding for stock investors, albeit occasionally nerve-wracking. The markets brought their 1996 winning streak into the beginning of 1997, but saw their progress slowed by inflationary concerns and rising interest rates in March and April. After a mild sell-off, stocks resumed their upward trajectories in the spring and summer, amid a benign economic expansion that drove corporate earnings higher and eased inflationary concerns. Then in the last two months of the year, trepidation over the slowdown in Asia spooked investors. Despite recent softness, the Standard & Poor's 500 Stock Index, a commonly used gauge for the broader stock market, returned 33.36% during 1997, including reinvested dividends.

      Over the same period, financial stocks outperformed the broader market. After early lethargy caused by rising interest rates in the spring, bank stocks rose smartly due to record earnings and merger activity. For the year ended December 31, 1997, The Southeastern Thrift and Bank Fund, Inc. posted a total return of 64.84% at net asset value. That result surpassed the 45.23% return of the average open-end financial services fund, according to Lipper Analytical Services, Inc.

Earnings trends positive again

We had expected strong earnings from the banking industry in 1997, and the results have been even better than anticipated. The favorable vari-

"...financial stocks outperformed the broader market."

[A 2" x 3 1/2" photo of fund portfolio management team at bottom left. Caption reads: "Jim Schmidt (standing) and Fund management team members
(l - r): Jay McKelvey, Tom Finucane and Patricia Ouimet."]

================================================================================

                   The Southeastern Thrift and Bank Fund, Inc.

[Chart with the heading "Price/Earnings Ratio Differential" at top of left hand column. Under the heading is the footnote "Small and Superregional Banks." Within the chart there are two groups of two solid bars. The left bar in each group is dark and the right bar in each group is light. Along the left side are numbers scaled in increments of 5x, with 0x at the bottom and 20x at the top. The first set of two bars has August 1995 written under it. The first bar, which is shaded dark, represents 11.10x. The second, which is shaded light, represents 8.60x. The second set of two bars has September 1997 written under it. The first bar, which is solid, represents 16.80x. The second represents 16.00x. Under the chart is a code to the graph. It has a dark square, showing that the dark shaded bars represent Small Bank Median, a light square showing that the light shaded bars represent Superregional Bank Median, and an x showing that the x next to all of the numbers = price/earnings multiple.]

"...the  [earnings] results have been even better than anticipated."

ance resulted from commercial loan growth that was a few percentage points higher than we had forecast, coupled with very low levels of problem loans. The economy has been ideal for running a bank -- moderate growth, quarter after quarter. Importantly, the strength of the economy has reached all regions of the country, so bank investors are not faced with credit "land mines" exploding due to localized economic difficulties. This contrasts with the situation during the last prolonged expansion of the 1980s when, in the midst of a generally ebullient economy, regional recessions crept through the farm states, the energy states, and the real estate boom states sequentially.

   Improved efficiency ratios (non-interest expense divided by revenues) have also contributed to earnings gains. The style in the industry has become to use healthy profits to fund share buyback programs, rather than adding additional overhead. We think stock repurchases are excellent, shareholder-friendly uses of excess capital. On average we think that the earnings per share of our banks will grow 10% in 1998.

The consolidation beat goes on

During the year, nine of the Fund's holdings were taken over, topping the five mergers that occurred in the portfolio during 1996. The recent rash of merger activity got going at the end of August with the announcement of NationsBank's acquisition of Barnett Banks. This deal was noteworthy because of the size of the target (Barnett's assets exceed $40 billion) and the ground-breaking pricing of the transaction (over five times tangible book value). As lofty as the price was, we believe that it was justifiable because the transaction is non-dilutive to the earnings of NationsBank. The key to the transaction is the 50% or greater expense savings that can be achieved by eliminating redundancies in the organizations. The arithmetic of this merger illustrates an interesting point -- that the largest regional banks find acquisitions to be affordable, even though deals are being struck at higher prices than ever before. This is because, while the absolute level of price-earnings and price-book ratios is high, the relative ratios between target bank and acquiring bank are much narrower than usual. Thus, the number of shares that would have to be issued in a merger has declined even as the stated price has gotten higher. As the chart on this page shows, the price-earnings multiples

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is Deposit Guaranty Corp. followed by an up arrow and the phrase "Its sale may engender additional activity in Mississippi." The second listing is First Financial Holdings followed by an up arrow and the phrase "Strong fundamentals." The third listing is Bank of The Ozarks followed by an up arrow and the phrase "IPO greeted warmly." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

================================================================================
                   The Southeastern Thrift and Bank Fund, Inc.

[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) CCB Financial Corp. 4.9%; 2) Southtrust Corp. 4.8%; 3) BB&T Corp. 4.3%; 4) Union Planters Corp. 3.7%; 5) Centura Banks, Inc. 3.1%. A footnote below reads: "As a percentage of net assets on December 31, 1997."]

that superregional banks are selling for in 1997 are significantly closer to the median multiple of a smaller bank than was the case in mid-1995. As long as the larger banks have this strong currency to offer in trade, expect the wave of mergers to continue into 1998 and beyond.

Troubles in the Far East
Economic bliss in the United States contrasts with some of the difficulties the economies and currencies of fast-growing Pacific Rim nations have experienced recently. These problems have been lurking in the background all year and leaped onto the front pages when the Asian markets swooned and their currencies came under attack. The direct exposure of the Fund's holdings to emerging markets is negligible, yet the impact this crisis will have on the U.S. financial system cannot yet be determined.

   One major repercussion of the Asian turmoil has been a decline in domestic interest rates as global investors have sought out the safe haven of longer-maturity U.S. Treasuries. The effect on U.S. rates has been what is termed a "flattening" of the yield curve, or the differential between short- and long-term interest rates. Normally, this curve is positively sloped as in 1996 and early 1997, when the yield spread between short Treasury bills and the 30-year Treasury bond was well over one percentage point. Recently, the spread has halved, as short-term yields have been stable and longer-dated bonds have advanced in price, reducing their yield and resulting in the "flat" curve. We're watching to see what, if any, impact a flatter yield curve will have on the interest margins of the Fund's savings and loans. As we have mentioned before, bank margins are not as sensitive to interest rates as the market would appear to believe, but S&L spreads are more heavily impacted by rate movements.

Portfolio strategy and tactics

We are using the same basic strategy that we spelled out when we started managing the Fund in 1992. We seek relatively underfollowed, inexpensive regional banks and thrift stocks that have solid earnings fundamentals and which may be in the path of consolidation. Although we own banks of all sizes, we have found that since national interstate banking went into effect in September 1995, progressively larger banks have become merger targets. Most of the largest holdings in the Fund are regional banks with $10 billion to $30 billion in assets, such as Union Planters and BB&T Corp. These companies would once have been considered immune from takeovers, but are now in a size category that has proven to be very attractive to acquisition-hungry superregional banks.

   Among the smaller institutions, we continue to hold many savings and loans that have converted from mutual to public ownership within the last several years. These tend to be inexpensive stocks with abundant capital. We also have added to positions in some of the smaller com-

"During the year, nine of the Fund's holdings were taken over..."

                   The Southeastern Thrift and Bank Fund, Inc.
================================================================================

"Our outlook for bank stocks remains  positive."

FUND PERFORMANCE
For the year ended December 31, 1997

[Bar chart omitted. Represented instead by the following table.]

The Southeastern Thrift
and Bank Fund, Inc. ........  64.84%

Average open-end financial
services fund ..............  45.23%

Total returns for The Southeastern Thrift and Bank Fund, Inc. are at net asset value with all distributions reinvested. The average open-end financial services fund is tracked by Lipper Analytical Services, Inc.

mercial banks in the Southeast. We think that economic conditions in the region remain better than in the nation as a whole, and that additional consolidation activity is still ahead of us. Finally, the Fund's holdings in non-bank financials increased over the year to include brokerage and finance-company stocks. In 1998, we will selectively add to the finance names; at current prices, the brokerage stocks are approaching full value absent takeover. That said, we expect the trend of regional brokerage acquisitions by commercial banks to continue and our holdings may benefit either directly or indirectly.

Outlook

Our outlook for bank stocks remains positive. The key factors that have caused the stocks to perform well this year are still in place: earnings growth, merger activity, and a backdrop of low inflation. The recent turmoil in Asian markets could keep markets more volatile in the short term, as investors try to determine the potential effects of slowing Asian economies on the U.S. In our view, the slowdown we anticipate in some of these countries will have only a moderate impact on the domestic economy. If anything, we were worried that domestic growth was too rapid to be sustained. A slight slowdown, therefore, could further reduce the need for interest-rate hikes and keep the economy on the moderate growth path that we, as bank investors, love.


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

============================FINANCIAL STATEMENTS================================

                   The Southeastern Thrift and Bank Fund, Inc.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1997. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

Assets:
  Investments at value - Notes A & C:
   Common stocks  (cost - $36,151,782)..............  $110,090,970
   Preferred stocks (cost - $100,000)...............       165,000
   Short-term investments (cost - $26,334) .........        26,334
   Joint repurchase agreement (cost - $3,470,000) ..     3,470,000
                                                      ------------
                                                       113,752,304
  Cash..............................................           137
  Interest receivable...............................         1,006
  Dividends receivable..............................       250,243
                                                      ------------
                    Total Assets....................   114,003,690
                    ----------------------------------------------
Liabilities:
  Federal income tax payable - Note A....                2,569,382
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B...............                   99,955
  Accounts payable and accrued expenses..                   68,710
                                                      ------------
                    Total Liabilities....                2,738,047
                    ----------------------------------------------
Net Assets:
  Capital paid-in...................................    37,213,160
  Net unrealized appreciation of investments .......    74,004,188
  Undistributed net investment income...............        48,295
                                                      ------------
                    Net Assets......................  $111,265,643
                    ==============================================
Net Asset Value Per Share:
  (based on 3,986,504 shares outstanding -
  50 million shares authorized with $0.001
  per share par value) .............................        $27.91
  ================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Year ended December 31, 1997
--------------------------------------------------------------------------------

Investment Income:
  Dividends
  (including $20,160 received from
  affiliated issuers) ..............................   $2,037,729
  Interest..........................................      137,110
                                                      -----------
                                                        2,174,839
                                                      -----------
  Expenses:
     Investment advisory fee - Note B...............      563,772
     Administration fee - Note B....................      130,101
     Directors' fee.................................       68,895
     Custodian fee..................................       44,339
     Legal fees.....................................       42,259
     Auditing fee...................................       31,250
     Printing.......................................       13,690
     Miscellaneous..................................       12,907
     Transfer agent fee.............................        8,883
                                                      -----------
                    Total Expenses..................      916,096
                    ---------------------------------------------
                    Net Investment Income ..........    1,258,743
                    ---------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold (net of federal
   income taxes of $2,569,382 on long-term capital
   gains retained) - Note A ........................    4,881,075
  Change in net unrealized appreciation/
     depreciation of investments....................   36,446,630
                                                      -----------
                    Net Realized and Unrealized
                    Gain on Investments ............   41,327,705
                    ---------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ......  $42,586,448
                    =============================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

===========================FINANCIAL STATEMENTS=================================

                   The Southeastern Thrift and Bank Fund, Inc.


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                         ----------------------------
                                                                                             1996           1997
                                                                                         ------------   -------------
Increase in Net Assets:
From Operations:
   Net investment income ..............................................................    $1,116,773      $1,258,743
   Net realized gain on investments sold ..............................................     4,043,580       4,881,075
   Change in net unrealized appreciation/depreciation of investments ..................     9,095,550      36,446,630
                                                                                         ------------   -------------
     Net Increase in Net Assets Resulting from Operations .............................    14,255,903      42,586,448
                                                                                         ------------   -------------
Distributions to Shareholders:
   Dividends from net investment income ($0.2740 and $0.3100 per share, respectively) .    (1,091,881)     (1,235,340)
   Distributions from capital gains ($0.1207 and $0.0275 per share, respectively) .....      (480,985)       (109,280)
                                                                                         ------------   -------------
     Total Distributions to Shareholders ..............................................    (1,572,866)     (1,344,620)
                                                                                         ------------   -------------
From Fund Share Transactions - Net: ...................................................        --              43,502
                                                                                         ------------   -------------
Net Assets:
   Beginning of period ................................................................    57,297,276      69,980,313
                                                                                         ------------   -------------
   End of period (including undistributed net investment income of $24,892
     and $48,295, respectively) .......................................................   $69,980,313    $111,265,643
                                                                                          ===========    ============

Analysis of Common Share Activity:
                                                                                         YEAR ENDED DECEMBER 31,
                                                                              ----------------------------------------------
                                                                                       1996                   1997
                                                                              ----------------------  ----------------------
                                                                                SHARES     AMOUNT      SHARES      AMOUNT
                                                                              ---------  -----------  ---------  -----------
Shares outstanding, beginning of period ....................................  3,984,966  $28,835,268  3,984,966  $32,397,863
Shares issued to shareholders in reinvestment of distributions .............     --            --         1,538       43,502
Reclassification of accumulated net realized gain on investments - Note D ..     --            --          --             86
Reclassification of net long-term capital gains (net of federal income taxes
  of $1,918,367 and $2,569,382, respectively) - Note A .....................     --        3,562,595       --      4,771,709
                                                                              ---------  -----------  ---------  -----------
Shares outstanding, end of period ..........................................  3,984,966  $32,397,863  3,986,504  $37,213,160
                                                                              =========  ===========  =========  ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders.

                       SEE NOTES TO FINANCIAL STATEMENTS.

===========================FINANCIAL STATEMENTS=================================

                   The Southeastern Thrift and Bank Fund, Inc.


Financial Highlights

Selected data for each share of common stock outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                 FISCAL
                                                                YEAR ENDED    PERIOD ENDED
                                                                 JUNE 30,      DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                            -----------------                   ---------------------------------
                                                            1993(a)   1994(a)   1994(a, b)      1995(a)        1996         1997
                                                            ------    -------   ---------       -------       -------     -------
Per Share Operating Performance
   Net Asset Value, Beginning of Period .................   $6.430     $9.040    $10.830         $9.930       $14.380     $17.560
                                                            ------    -------    -------        -------       -------     -------
   Net Investment Income ................................    0.055      0.105      0.075          0.219         0.280       0.316
   Net Realized and Unrealized Gain (Loss)
     on Investments .....................................    2.555      2.232(c)  (0.670)(c)      4.513(c)      3.295(c)   10.372(c)
                                                            ------    -------    -------        -------       -------     -------
     Total from Investment Operations ...................    2.610      2.337     (0.595)         4.732         3.575      10.688
                                                            ------    -------    -------        -------       -------     -------
   Less Distributions:
     Dividends from Net Investment Income ...............     --       (0.103)    (0.130)        (0.219)       (0.274)     (0.310)
     Distributions from Net Realized Gain on
       Investments Sold .................................     --       (0.444)    (0.175)        (0.063)       (0.121)     (0.028)
                                                            ------    -------    -------        -------       -------     -------
     Total Distributions ................................     --       (0.547)    (0.305)        (0.282)       (0.395)     (0.338)
                                                            ------    -------    -------        -------       -------     -------
   Net Asset Value, End of Period .......................   $9.040    $10.830     $9.930        $14.380       $17.560     $27.910
                                                            ======    =======    =======        =======       =======     =======
   Per Share Market Value, End of Period ................   $7.875    $10.625     $9.625        $13.750       $16.375     $30.250
   Total Investment Return at Market Value ..............    43.18%     42.98%     (6.53%)        45.66%        21.96%      91.59%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .............  $36,024    $43,145    $39,548        $57,297       $69,980    $111,266
   Ratio of Expenses to Average Net Assets ..............     1.69%      1.46%      1.46%(e)       1.31%         1.13%       1.06%
   Ratio of Net Investment Income to Average Net Assets .     0.71%      1.01%      1.35%(e)       1.73%         1.79%       1.45%
   Portfolio Turnover Rate ..............................       42%        23%         7%            14%           13%         16%
   Average Brokerage Commission Rate(d) .................      N/A        N/A        N/A            N/A       $0.0700     $0.0700

(a) All per share amounts and net asset values have been restated to reflect the 2 for 1 stock split effective November 30, 1995.
(b) Effective October 24, 1994, the fiscal period end changed from June 30 to December 31.
(c) Net of federal income taxes of $0.26 for June 30, 1994, $0.215 for December 31, 1994, $0.35 for December 31, 1995, $0.48 for December 31, 1996 and $0.64 for December 31, 1997 on net long-term capital gains retained by the Fund.
(d) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(e)   On an annualized basis.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, dividends and gains (losses) of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

===========================FINANCIAL STATEMENTS=================================

                   The Southeastern Thrift and Bank Fund, Inc.

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on December 31, 1997. It's divided into three main categories: common stocks, preferred stocks and short-term investments. The stocks are further broken down by location. Under each location is a list of the stocks owned by the Fund.

                                                                         MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----
COMMON STOCKS
Banks, Savings and Loans - Southeastern
  (by state)
Alabama (15.05%)
   Colonial BancGroup, Inc. .............................   98,556    $3,394,022
   Compass Bancshares, Inc. .............................   40,750     1,782,812
   First Southern Bancshares ............................   51,917       785,245
   Peoples Banctrust Co., Inc. ..........................   44,000     1,485,000
   Regions Financial Corp. ..............................   66,800     2,818,125
   Security Federal
      Bancorp., Inc. *+ .................................   33,600       571,200
   Southern Banc Co., Inc. ..............................   32,900       579,863
   Southtrust Corp. .....................................   83,930     5,324,309
                                                                     -----------
                                                                      16,740,576
                                                                     -----------
Florida (5.51%)
   American Bancshares, Inc.* ...........................   43,500       554,625
   BankUnited Financial Corp.
      (Class A) * .......................................   20,000       308,125
   Barnett Banks, Inc. ..................................   20,000     1,437,500
   Commercial Bankshares, Inc. ..........................   24,675       598,369
   Community Savings
      Bankshares, Inc. ..................................   26,666       943,310
   First Palm Beach Bancorp .............................   15,000       646,875
   Seacoast Banking Corp. (Class A) .....................   42,500     1,636,250
                                                                     -----------
                                                                       6,125,054
                                                                     -----------
Georgia (7.39%)
   ABC Bancorp ..........................................   17,500       345,625
   CCF Holding Co. ......................................   33,770       679,621
   Community First Banking Co. ..........................    8,700       382,800
   Eagle Bancshares, Inc. ...............................   60,000     1,320,000
   First Liberty Financial Corp. ........................   68,650     2,196,800
   Flag Financial Corp. .................................   67,500     1,451,250
   Premier Bancshares, Inc. .............................   68,600     1,843,625
                                                                     -----------
                                                                       8,219,721
                                                                     -----------
Louisiana (3.38%)
   ISB Financial Corp. ..................................   25,000      $746,875
   Teche Holding Co. ....................................   25,000       568,750
   Whitney Holding Corp. ................................   43,000     2,451,000
                                                                     -----------
                                                                       3,766,625
                                                                     -----------
Mississippi (6.59%)
   BancorpSouth, Inc. ...................................   30,200     1,426,950
   Deposit Guaranty Corp. ...............................   40,000     2,275,000
   Hancock Holding Co. ..................................   20,665     1,250,233
   People Holding Co. (The) .............................   15,600       834,600
   Trustmark Corp. ......................................   33,500     1,549,375
                                                                     -----------
                                                                       7,336,158
                                                                     -----------
North Carolina (23.02%)
   BB&T Corp. ...........................................   75,460     4,834,156
   CCB Financial Corp. ..................................   50,707     5,451,002
   Centura Banks, Inc. ..................................   50,337     3,473,253
   First Citizens BancShares, Inc. (Class A) ............   17,556     1,826,373
   First Savings Bancorp., Inc. .........................    9,910       252,705
   First Union Corp. ....................................   53,322     2,732,752
   Green Street Financial Corp. .........................    9,690       176,843
   Haywood Bancshares, Inc. .............................   53,400     1,208,175
   LSB Bancshares, Inc. .................................   33,202       863,252
   Mutual Community Savings Bank ........................   17,070       194,171
   NationsBank Corp. ....................................   39,624     2,409,635
   Piedmont Bancorp., Inc. ..............................   20,000       217,500
   Rowan Bankcorp, Inc. * ...............................   15,000       292,500
   South Street Financial Corp. .........................   40,000       760,000
   Stone Street Bancorp, Inc. ...........................   41,500       920,781
                                                                     -----------
                                                                      25,613,098
                                                                     -----------
South Carolina (5.45%)
   Carolina First Corp. .................................   22,593       485,750
   First Financial Holdings, Inc. .......................   47,000     2,496,875
   PALFED, Inc. .........................................   94,960     2,836,930
   Plantation Financial Corp. ...........................   20,000       250,000
                                                                     -----------
                                                                       6,069,555
                                                                     -----------
Tennessee (7.69%)
   First American Corp. .................................   26,558     1,321,260
   First Tennessee National Corp. .......................   46,240     3,086,520
   Union Planters Corp. .................................   61,079     4,149,555
                                                                     -----------
                                                                       8,557,335
                                                                     -----------
                       SEE NOTES TO FINANCIAL STATEMENTS.

===========================FINANCIAL STATEMENTS=================================

                   The Southeastern Thrift and Bank Fund, Inc.

                                                                         MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----
Virginia (7.42%)
   Commonwealth Bankshares, Inc.* ........................  22,472      $331,462
   Community Bankshares Inc. .............................   1,500        41,625
   Crestar Financial Corp. ...............................  28,669     1,634,133
   F & M National Corp. ..................................  26,625       913,570
   FFVA Financial Corp. ..................................  26,000     1,017,250
   First Virginia Banks, Inc. ............................  32,700     1,690,181
   Guaranty Financial Corp. ..............................  20,000       292,500
   MainStreet BankGroup, Inc. ............................  54,600     1,521,975
   Marathon Financial Corp. ..............................  10,000        96,250
   Salem Bank & Trust ....................................  22,495       427,405
   Security Bank Corp.* ..................................  11,000       147,125
   Shore Bank* ...........................................  10,000       142,500
                                                                      ----------
                                                                       8,255,976
                                                                      ----------
          TOTAL BANKS, SAVINGS AND
             LOANS - SOUTHEASTERN ........................  (81.50%)  90,684,098
                                                            ------    ----------
Banks and Thrifts - Other Regions (12.83%)
   Banc One Corp.(OH) ....................................  16,988       922,661
   Bank of The Ozarks, Inc.(AR) ..........................  18,000       459,000
   CB Bancshares, Inc.(HI) ...............................  11,477       502,119
   Century Bancshares, Inc. * (MD) .......................  10,000       106,250
   Cullen / Frost Bankers., Inc.(TX) .....................  42,000     2,548,875
   Equitable Federal Savings Bank*(MD) ...................  17,000       901,000
   First of America Bank Corp.(MI) .......................   9,394       724,512
   Local Financial Corp. * (DE) (R) ......................  70,000       813,750
   Mercantile Bancorp., Inc.(MO)  ........................  38,617     2,374,946
   North Central Bancshares, Inc.(IA) ....................  20,000       397,500
   Provident Financial Group, Inc.(OH) ...................  27,000     1,309,500
   Riggs National Corp.(DC) ..............................  15,000       403,125
   Simmons First National Corp.
     (Class A)(AR) .......................................  30,000     1,293,750
   Summit Bancshares, Inc.(TX) ...........................  58,000     1,218,000
   Texas Regional Bancshares, Inc.
     (Class A)(TX) .......................................   9,750       297,375
                                                                      ----------
                  TOTAL BANKS AND
          THRIFTS - OTHER REGIONS ........................  (12.83%)  14,272,363
                                                            ------    ----------
Other (4.62%)
   HomeSide, Inc.* .......................................  12,000       330,750
   Household International, Inc. .........................  10,500     1,339,406
   Interstate/Johnson Lane, Inc. .........................  22,000       583,000
   Raymond James Financial, Inc. .........................  62,150     2,466,578

                                                                         MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----
Other (continued)
   Sirrom Capital Corp. ..................................   4,600      $239,775
   Willis Lease Finance Corp.* ...........................  10,000       175,000
                                                                      ----------
                                                                       5,134,509
                                                                      ----------
              TOTAL COMMON STOCKS
               (Cost $36,151,782) ........................ (98.95%)  110,090,970
                                                           -------   -----------
PREFERRED STOCK
   Republic Security Financial Corp.
     Ser C 7.00%, (Florida) ..............................  10,000       165,000
                                                                     -----------
            TOTAL PREFERRED STOCK
                  (Cost $100,000) ........................   (0.15%)     165,000
                                                            ------   -----------

                                          INTEREST     PAR VALUE
                                            RATE     (000s OMITTED)
                                            -----    --------------
SHORT-TERM INVESTMENTS
Cash Equivalents
   Deposits in Mutual Banks .............                     $26         26,334
                                                                     -----------
Joint Repurchase Agreement
   Investment in a joint repurchase
   agreement transaction with
   HSBC Securities, Inc. -
   Dated 12-31-97, Due 01-02-98
   (Secured by U.S. Treasury
   Bonds, 11.25% due 02-15-15
   and 9.25% due 02-15-16) -
   Note A................................   6.60%          3,470       3,470,000
                                                                     -----------
                  TOTAL SHORT TERM INVESTMENTS             (3.14%)     3,496,334
                                                          -------    -----------
                             TOTAL INVESTMENTS           (102.24%)   113,752,304
                                                          -------    -----------
             OTHER ASSETS AND LIABILITIES, NET             (2.24%)   (2,486,661)
                                                          -------    -----------
                              TOTAL NET ASSETS           (100.00%)  $111,265,643
                                                          =======   ============
 * Non-income producing security.

(R) These Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $813,750 as of December 31, 1997. See Note A of the Notes to Financial Statements for valuation policy.

+ Denotes an affiliated company in which the Fund has ownership of at least 5% of the voting securities (See Note F of the Notes to Financial Statements).

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                   The Southeastern Thrift and Bank Fund, Inc.

NOTE A -
The Southeastern Thrift and Bank Fund, Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. The Fund's primary investment objective is long-term capital appreciation. Its secondary investment objective is current income.

ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Investments in listed securities are valued at the last sales price on the exchange on which such securities are primarily traded. Listed securities for which no sales are reported and securities traded in the over-the-counter market are valued at the average of the most recent bid and asked prices. Investment securities for which no current market quotations are available are valued at fair market value as determined in good faith under the direction of the Fund's Board of Directors. Short-term investments which mature in less than 61 days when acquired by the Fund are valued at amortized cost. Short-term investments which mature in more than 60 days are valued at current market value until the sixtieth day prior to maturity at which time they are valued at amortized cost.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded using specific lot basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS Net investment income distributions are generally distributed semiannually and capital gains distributions are generally distributed annually. Both are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through December 31, 1997, which has no effect on the Fund's net assets, net investment income or net realized gains.

   The Fund has the option and has chosen to retain and pay the applicable federal income tax on $7,341,091 and $5,480,962 of its net long-term capital gains for the fiscal periods ended December 31, 1997 and December 31, 1996, respectively.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B -
INVESTMENT ADVISORY AND ADMINISTRATION FEES
AND TRANSACTIONS WITH AFFILIATES

The Adviser is the Fund's investment adviser and administrator in accordance with the agreements described below.

   The Fund operates under an investment advisory agreement which calls for the Adviser to furnish office space, furnishings and equipment and to provide the services of persons to manage the investment and reinvestment of the Fund's assets and to continuously review, supervise

=========================NOTES TO FINANCIAL STATEMENTS==========================

                   The Southeastern Thrift and Bank Fund, Inc.

and administer the Fund's investment program. In return, the Fund has agreed to pay the Adviser a monthly advisory fee at an annual rate of 0.65% of the Fund's average net assets, or a flat annual fee of $50,000, whichever is higher. In addition, if total Fund expenses exceed 2% of the Fund's average net assets in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

      The Fund has also entered into an administration agreement with the Adviser pursuant to which the Adviser provides certain administrative services required by the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.15% of the Fund's average net assets, or a flat annual fee of $22,000, whichever is higher.

      The Fund does not pay remuneration to its officers nor to any director who may be employed by an affiliate of the Fund. Certain officers of the Fund are officers of the Adviser.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1997, aggregated $13,336,797 and $15,793,335, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended December 31, 1997.

   The cost of investments owned at December 31,1997 (excluding deposits in mutual savings banks) for Federal income tax purposes was $39,721,782. Gross unrealized appreciation and depreciation of investments aggregated $74,004,188 and none, respectively, resulting in net unrealized appreciation of $74,004,188.


NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the period ended December 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $86 and an increase in capital paid-in of $86. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1997. In addition, pursuant to Internal Revenue Code Section 852(b)(3)(D), the Fund has reclassified $4,771,709 from accumulated net realized gain on investments to capital paid-in. This amount represents the retained long-term capital gains. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE E -
SHARES REPURCHASED AND TENDER OFFERS

The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund's shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                   The Southeastern Thrift and Bank Fund, Inc.
NOTE F -
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 1997 is set forth below.


                              ACQUISITIONS      DISPOSITIONS
                             --------------------------------
                   BEGINNING                                   ENDING
                    SHARE    SHARE           SHARE             SHARE    REALIZED   DIVIDEND    ENDING
AFFILIATE           AMOUNT   AMOUNT    COST  AMOUNT    COST    AMOUNT  GAIN (LOSS)  INCOME      VALUE
-------------------------------------------------------------------------------------------------------
Security Federal
  Bancorp., Inc.    33,600     --     $ --     --     $ --     33,600     $ --     $20,160     $571,200


                                       14

================================================================================

                   The Southeastern Thrift and Bank Fund, Inc.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
The Southeastern Thrift and Bank Fund, Inc.

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Southeastern Thrift and Bank Fund, Inc. (the "Fund") as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for the fiscal years ended December 31, 1997, 1996, 1995, and 1994 and for each of the years in the two-year period ended June 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 6, 1998

================================================================================

                   The Southeastern Thrift and Bank Fund, Inc.

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 1997.

      The Fund distributed to shareholders of record date December 23, 1997 and payable December 30, 1997 a short-term capital gain dividend of $0.02746. This amount was reported on the 1997 U.S. Treasury Department Form 1099-DIV. With respect to the Fund's ordinary taxable income for the fiscal period ended December 31, 1997, 100% qualified for the dividends received deduction available to corporations.

      Shareholders will receive a 1997 U.S. Treasury Department Form 1099-DIV in January of 1998. This will reflect the tax character of all distributions for the calendar year 1997.

      The Fund has chosen to retain (and pay federal corporate income tax on) a portion of net long-term capital gains for its fiscal period ended December 31, 1997.

      Within 60 days of the Fund's fiscal year end, the Fund will mail to its shareholders of record on December 31, 1997 a designation, on Internal Revenue Service (IRS) Form 2439, of that portion of the undistributed capital gains for the year to be included in a shareholder's 1997 taxable income as long-term capital gains ($1.84149 per share, of which $0.93509 per share is a 28% gain and $0.90640 per share is a 20% gain), and will show their portion of the tax paid by the Fund on these gains ($0.64452 per share), which may be credited against any federal income tax due. These gains will not be reported on Form 1099-DIV, the form on which the Fund would ordinarily report income taxable to a shareholder.

      To reflect the Fund's retention of capital gains and payment of the related tax and their pass through to shareholders as described above, shareholders are entitled to increase the adjusted tax basis of their shares ($1.19697 per share) in the Fund as provided in Internal Revenue Code (IRC)
Section 852(b)(3).

      Trustees for Individual Retirement Accounts (IRAs) and organizations which are exempt from federal income tax under IRC Section 501(a) (and to which IRC Section 511 does not apply) should claim a refund by filing Form 990-T with the IRS. Record owners who are not the actual owners (nominees) will also be required to report the amounts shown on Form 2439 to the actual owners within 90 days of the Fund's fiscal year (on or before March 31, 1998) and the IRS in the manner required by the instructions of Form 2439. A trustee or custodian of an IRA should not send a copy of Form 2439 to the owner of the IRA.

      State tax consequences may differ from those described above and may vary from state to state. Therefore, shareholders should consult their state tax advisers for specific information regarding their particular situations. Non-resident aliens may also have different tax consequences and should consult their tax adviser.

================================================================================

                   The Southeastern Thrift and Bank Fund, Inc.

INVESTMENT OBJECTIVE AND POLICY

The Fund's primary investment objective is long-term capital appreciation. Its secondary investment objective is current income.

      On January 26, 1998, the Directors of the Fund voted to eliminate non-fundamental investment restrictions against: (a) investing more than 5% of the value of its total assets in marketable warrants to purchase common stock;
(b) investing more than 5% of the Fund's total assets in securities of any issuer which, together with its predecessors, has been in continuous operation for less than three years; and (c) purchasing or retaining the securities of any issuer if those officers or directors of the Fund or officers or directors of the Investment Adviser who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer. The elimination of these restrictions is effective March 1, 1998.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

      Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expense of enforcing its rights.

DIVIDEND REINVESTMENT PLAN

The Fund offers its registered stockholders an automatic Dividend Reinvestment Plan (the "Plan") which enables each participating stockholder to have all dividends (including income dividends and/ or capital gains distributions) payable in cash reinvested by the Plan Agent in shares of the Fund's Common Stock. However, stockholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying State Street Bank and Trust Company (the "Plan Agent") in writing. Stockholders who do not participate will receive all dividends in cash.

      In the case of stockholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record stockholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

      Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating stockholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating stockholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating stockholder will be charged a pro rata share of brokerage commissions on all open market purchases.

      The shares issued to participating stockholders, including fractional shares, will be held by the Plan Agent in the name of the stockholder.

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.

The Plan Agent will confirm each acquisition made for the account of the participating stockholder as soon as practicable after the payment date of the distribution.

      The reinvestment of dividends does not in any way relieve participating stockholders of any Federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your Federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the NASDAQ National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

      All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

====================================NOTES=======================================

                   The Southeastern Thrift and Bank Fund, Inc.

================================================================================

                                                         ------------------
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                                                            U.S. Postage
                                                                PAID
                                                         S. Hackensack, NJ
[LOGO] John Hancock Funds                                  Permit No. 750
       A Global Investment Management Firm               ------------------


       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603
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       INTERNET: www.jhancock.com/funds

                                                                     PT00A 12/97
                                                                            2/98